                                  Chase Funding
             Mortgage Loan Asset-Backed Certificates, Series 2001-3

                          $1,075,000,000 (Approximate)
                               Subject to Revision

                   September 17, 2001- Computational Materials

Copyright 2001 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. ("JPMorgan"), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal or notional amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET

                               September 17, 2001


                                  Chase Funding
                     Mortgage Loan Asset-Backed Certificates
                                  Series 2001-3



                          $1,075,000,000 (Approximate)
                               Subject to Revision

------------------------------------------------------------------------------------------------------------------------------------
                                               Ratings                              Bond                                  Exp Final
    Class                Amount($)          (S&P/Moody's)         WAL(1)            Type                Coupon           Maturity(1)
------------------------------------------------------------------------------------------------------------------------------------

    IA-1               60,000,000             AAA/Aaa             0.95              SEQ            1M Libor + [ ](2)         5/03
    IA-2               26,000,000             AAA/Aaa             1.99              SEQ                 Fixed(2)             1/04
    IA-3               39,000,000             AAA/Aaa             3.02              SEQ                 Fixed(2)             8/05
    IA-4               32,750,000             AAA/Aaa             5.02              SEQ                 Fixed(2)             4/08
    IA-5               31,477,250             AAA/Aaa             9.18              SEQ                 Fixed(2,3)           8/11
    IA-6               21,025,250             AAA/Aaa             6.71              NAS                 Fixed(2)             3/11
    IA-IO(5)             Notional(5)          AAA/Aaa               --(5)           IO                  6.00%(2)             9/02
    IM-1                6,819,000              AA/Aa2             6.61              MEZ                 Fixed(2)             8/11
    IM-2                6,250,750               A/A2              6.61              MEZ                 Fixed(2)             8/11
    IB                  3,977,750             BBB/Baa2            5.67              SUB                 Fixed(2)             3/11

    IIA-1             754,453,000             AAA/Aaa             2.57              SEQ           1M Libor + [ ](3,4)       11/08
    IIA-IO(5)            Notional(5)          AAA/Aaa               --(5)           IO                  6.00%(6)             9/02
    IIM-1              42,385,000              AA/Aa2             4.83              MEZ           1M Libor + [ ](3,4)       11/08
    IIM-2              33,908,000               A/A2              4.80              MEZ           1M Libor + [ ](3,4)       11/08
    IIB                16,954,000             BBB/Baa2            4.19              SUB           1M Libor + [ ](3,4)       11/08
------------------------------------------------------------------------------------------------------------------------------------

(1) The Group I Certificates will be priced at 20% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.
(2) Subject to the Group I Net WAC Cap.
(3) If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.
(4) Subject to the Group II Available Funds Cap and the Group II Maximum Rate
    Cap.
(5) The Class IA-IO Certificates and the Class IIA-IO Certificates are interest only Certificates, have no principal balance, are not entitled to payments of principal and will bear interest on their notional amounts. With respect to any of the first twelve Distribution Dates, the notional amounts of the Class IA-IO Certificates and the Class IIA-IO Certificates will be the lesser of (i) $80,000,000 and $290,000,000, respectively, and (ii) the then outstanding principal balance of the mortgage loans in the related Loan Group; thereafter, the notional amounts of the Class IA-IO Certificates and the Class IIA-IO Certificates will be reduced to zero.
(6) Subject to the Group II Net WAC Cap.

-------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     2

Title of Certificates:        Chase Funding Mortgage Loan Asset-Backed
                              Certificates, Series 2001-3, consisting of:
                              IA-1, IA-2, IA-3, IA-4, IA-5, IA-6, IA-IO
                              IM-1, IM-2
                              IB
                              (the "Group I Certificates")

                                        and

                              IIA-1, IIA-IO
                              IIM-1, IIM-2
                              IIB
                              (the "Group II Certificates")

Underwriters:                 J.P. Morgan Securities Inc., Countrywide
                              Securities Corporation, Banc of America Securities
                              LLC

Depositor:                    Chase Funding, Inc.

Seller and Servicer:          Chase Manhattan Mortgage Corporation

Trustee:                      Citibank, N.A.

Cut-Off Date:                 September 1, 2001

Pricing Date:                 On or about September 17, 2001

Closing Date:                 On or about September 27, 2001

Distribution Dates:           Distribution of principal and interest on the
                              certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in October 2001.

ERISA Considerations:         The offered certificates will be ERISA eligible as
                              of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of such Certificates.


Legal Investment:             The Class A and Class M-1 Certificates will
                              constitute "mortgage-related securities" for the purposes of SMMEA. The Class M-2 and Class B
                              Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     3

Tax Status:                   For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

Optional Termination:         The Servicer has the option to exercise a call on
                              each loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the sum of (i) the aggregate stated principal balance of the related loan group as of the Cut-Off Date and (ii) each related loan group's Pre-Funded Amount (i.e.
                              separate calls for each loan group). The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO Property in the related loan group (up to the stated principal balance of the related Mortgage Loan), and (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations in connection with such Mortgage Loans.

Pre-Funded Amounts:           Group I Certificates
                              Pre-Funded Amount:       $42,300,000 (approximate)
                              Group II Certificates
                              Pre-Funded Amount:      $157,700,000 (approximate)

                              On the Closing Date, a portion of the proceeds from the sale of the Certificates (the "Group I and Group II Pre-Funded Amounts") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the trust to purchase Mortgage Loans after the Closing Date. The Group I and Group II Pre-Funded Amounts will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding Period will be (i) distributed as principal to the Group I Certificates in the case of amounts remaining which had been allocated to fund the purchase of subsequent Mortgage Loans which are fixed rate Mortgage Loans, and (ii) distributed as principal to the Group II Certificates in the case of amounts remaining which had been allocated to fund the purchase of subsequent Mortgage Loans which are adjustable rate Mortgage Loans.

                              If specified in the prospectus supplement, on the Closing Date, the Depositor will establish a segregated account (the "Capitalized Interest Account") which will be applied to cover shortfalls in the amount of interest generated by the Mortgage Loans attributable to the pre-funding feature.

Pre-Funding Period:           From the Closing Date to and including October 29,
                              2001

Mortgage Loans:               The mortgage pool will consist of mortgage loans
                              ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The
                              Mortgage Loans are secured by first liens on real properties.

Administrative Fees:          The Servicer and Trustee will be paid fees
                              aggregating approximately 51 bps per annum
                              (payable monthly) on the stated principal balance of the Mortgage Loans.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     4

      Chase Funding, Mortgage Loan Asset-Backed Certificates, Series 2001-3

                              Certificate Structure

Credit Enhancement:           1) Excess interest
                              2) Over-Collateralization
                              3) Cross-Collateralization
                              4) Subordination

Excess Interest:              Excess interest cashflows from each group will be
                              available as credit enhancement for the related group.

Over-Collateralization:       The over-collateralization  ("O/C") provisions are
                              intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related loan group, generally until the required O/C levels are reached.
                              Accelerated amortization is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related senior Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the certificates faster than the principal amortization of the related loan group, an O/C amount equal to the excess of the aggregate unpaid principal balance of the related loan group over the principal balance of the related Certificates is created. Excess interest will be directed to build each loan group's O/C amount until the respective loan group reaches its required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. For purposes of applying excess interest to build each loan group's O/C amount, excess interest will begin to be applied on the fourth Distribution Date
                              (January 2002).

                              GROUP I CERTIFICATES
                              Initial:  0.00%          Target: 0.50% of original
                                                               balance

                              Stepdown: 1.00% of       Floor:  0.50% of original
                                        current                balance
                                        balance

                              Excess interest will begin to be applied on the fourth Distribution Date (January 2002)

                                    (Preliminary and Subject to Revision)

                              GROUP II CERTIFICATES
                              Initial:  0.00%          Target: 0.50% of original
                                                               balance

                              Stepdown: 1.00% of       Floor:  0.50% of original
                                        current                balance
                                        balance

                              Excess interest will begin to be applied on the fourth Distribution Date (January 2002)

                                    (Preliminary and Subject to Revision)

Cross-Collateralization:      Excess interest from each of the two loan groups,
                              if not needed as credit enhancement for its own loan group, will be available as credit enhancement for the other loan group.

Group II Cap Contract:        The Trust will include a one-month LIBOR cap
                              contract, which will be in effect for the first twelve distribution dates, for the benefit of the Group II Certificates (other than the Class IIA-IO
                              Certificates) (the "Group II Cap Contract"). On the Closing Date, the notional amount of the Group
                              II Cap Contract will equal approximately
                              $490,000,000 and will thereafter fully amortize.
                              The one-month LIBOR strike price on the Group II
                              Cap Contract will be 5.10% per annum. Payments received on the Group II Cap Contract with respect to the first twelve Distribution Dates will be available to pay the holders of the Group II
                              Certificates (other than the Class IIA-IO
                              Certificates) up to the amount of any Group II
                              Available Funds Cap Carryover on such Distribution
                              Date. Any amounts received on the Group II Cap
                              Contract on a Distribution Date that are not used to pay the Group II Available Funds Cap Carryover will be distributed to the Seller.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     5

                                             GROUP I - FIXED
                                             ---------------

Group I (Fixed) Subordination(1):                             (S&P/Moody's)             GROUP I (Subordination)
                                                                                        -----------------------
                                    Class IA                  (AAA/Aaa)                     8.00%
                                    Class IM-1                (AA/Aa2)                      5.00%
                                    Class IM-2                (A/A2)                        2.25%
                                    Class IB                  (BBB/Baa2)                    0.50%

                                  (Preliminary and Subject to Revision)


Group I  (Fixed) Class Sizes:                                 (S&P/Moody's)             GROUP I (Class Sizes)
                                                                                        ---------------------

                                    Class IA                  (AAA/Aaa)                    92.50%
                                    Class IM-1                (AA/Aa2)                      3.00%
                                    Class IM-2                (A/A2)                        2.75%
                                    Class IB                  (BBB/Baa2)                    1.75%

                                  (Preliminary and Subject to Revision)




                                             GROUP II - ARM
                                             --------------

Group II (ARM) Subordination(1):                              (S&P/Moody's)             GROUP II (Subordination)
                                                                                        ------------------------

                                    Class IIA-1               (AAA/Aaa)                    11.50%
                                    Class IIM-1               (AA/Aa2)                      6.50%
                                    Class IIM-2               (A/A2)                        2.50%
                                    Class IIB                 (BBB/Baa2)                    0.50%

                                  (Preliminary and Subject to Revision)


Group II (ARM) Class Sizes:                                   (S&P/Moody's)             GROUP II (Class Sizes)
                                                                                        ----------------------

                                    Class IIA-1               (AAA/Aaa)                    89.00%
                                    Class IIM-1               (AA/Aa2)                      5.00%
                                    Class IIM-2               (A/A2)                        4.00%
                                    Class IIB                 (BBB/Baa2)                    2.00%

                                  (Preliminary and Subject to Revision)

(1) The subordination percentages assume that the target O/C levels of 0.50% for Group I and 0.50% for Group II have been achieved. There will be no O/C as of the Closing Date, and for purposes of applying excess interest to build each group's O/C amount, excess interest will begin to be applied on the fourth Distribution Date (January 2002).



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     6

                                     GROUP I



Mortgage Loans:               Fixed-rate, first lien, sub-prime Mortgage Loans

Total Group Size*:            $227,300,000

Prepayment
Assumption:                   20% HEP (2.0% - 20% CPR Ramp over 10 months)

Group I Net WAC Cap:          The pass-through rate of each class of the Group I
                              Certificates will be subject to the "Group I Net
                              WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group I
                              Mortgage Loans. Any interest shortfall due to the Group I Net WAC Cap will not be reimbursed.

Interest Accrual:             For the Class IA-1 Certificates, interest will
                              initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For all Group I Certificates except the Class IA-1, interest will accrue during the calendar month preceding the month of distribution.

Payment Delay:                For Class IA-1, 0 days. For all other Group I
                              Certificates, 24 days.

Int. Pmt. Basis:              For Class IA-1, actual/360. For all other Group I
                              Certificates, 30/360.

Coupon Step Up:               If the 10% clean-up call for the Group I
                              Certificates is not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5 Certificates will increase by 50 bps per annum.


* The Mortgage Pool as of the Closing Date will include certain fixed rate Mortgage Loans that are not included in the statistical information set forth in this document and certain fixed rate Mortgage Loans that are included in the statistical information set forth in this document will be excluded from the Mortgage Pool as of the Closing Date. Updated statistical information on the Mortgage Pool (giving effect to the inclusion and exclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date. Also, approximately $42,300,000 of the Pre-Funded Fixed Rate Mortgage Loans are not included in the statistical information set forth in this document.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     7

      Chase Funding, Mortgage Loan Asset-Backed Certificates, Series 2001-3

                              Group I Certificates

                           Class         Class        Class       Class       Class        Class       Class        Class
                           IA-1          IA-2         IA-3        IA-4        IA-5         IA-6        IA-IO        IM-1
                        ------------------------------------------------------------------------------------------------------
Offer
Size ($)                   60,000,000    26,000,000   39,000,000  32,750,000  31,477,250   21,025,250  Notional(5)  6,819,000

Expected Ratings
S&P                        AAA           AAA          AAA         AAA         AAA          AAA         AAA          AA
Moody's                    Aaa           Aaa          Aaa         Aaa         Aaa          Aaa         Aaa          Aa2

Coupon                     1 ML + [](1)  Fixed(1)     Fixed(1)    Fixed(1)    Fixed(1,2)   Fixed(1)    6.00%(1)     Fixed(1)

Weighted Average Life to   0.95          1.99         3.02        5.02        9.18         6.71        --(5)        6.61
Call (yrs)(3)

Weighted Average Life      0.94          1.99         3.02        5.02        11.00        6.71        --(5)        7.08
To Maturity (yrs)(3)

Payment Window             1-20/20       20-28/9      28-47/20    47-79/33    79-119/41    37-114/78   1-12/12      40-119/80
to Call (mos.)(3)

Payment Window             1-20/20       20-28/9      28-47/20    47-79/33    79-229/151   37-114/78   1-12/12      40-172/133
to Maturity (mos.)(3)

Expected Maturity to       5/03          1/04         8/05        4/08        8/11         3/11        9/02         8/11
Call(3)

Expected Maturity to       5/03          1/04         8/05        4/08        10/20        3/11        9/02         1/16
Maturity(3)

Last Scheduled             8/16          8/16         3/20        5/27        10/31        9/13        9/02         10/31
Distribution Date(4)

[RESTUB]

                           Class        Class
                           IM-2         IB
                        -------------------------
Offer
Size ($)                   6,250,750    3,977,750

Expected Ratings
S&P                        A            BBB
Moody's                    A2           Baa2

Coupon                     Fixed(1)     Fixed(1)

Weighted Average Life to   6.61         5.67
Call (yrs)(3)

Weighted Average Life      6.82         5.67
To Maturity (yrs)(3)

Payment Window             40-119/80    40-114/75
to Call (mos.)(3)

Payment Window             40-151/112   40-114/75
to Maturity (mos.)(3)

Expected Maturity to       8/11         3/11
Call(3)

Expected Maturity to       4/14         3/11
Maturity(3)

Last Scheduled             10/31        10/31
Distribution Date(4)

(1)  Subject to the Group I Net WAC Cap.
(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.
(3)  The Group I Certificates will be priced at 20% HEP.
(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.
(5) The Class IA-IO Certificates are interest only Certificates, have no principal balance, are not entitled to payments of principal and will bear interest on their notional amounts. With respect to any of the first twelve Distribution Dates, the notional amount of the Class IA-IO Certificates will be equal to the lesser of (i) $80,000,000 and (ii) the then outstanding principal balance of the mortgage loans in the Loan Group; thereafter, the notional amount of the Class IA-IO Certificates will be reduced to zero.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     8

                                    GROUP II


Mortgage Loans:                Adjustable-rate, first lien, sub-prime Mortgage
                               Loans

Total Group Size*:             $847,700,000

Prepayment Assumption:         27% CPR

Group II Available Funds Cap:  The  pass-through rate of the Group II
                               Certificates (other than the Class IIA-IO
                               Certificates) will be subject to the "Group II Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the Group II Mortgage Loans based on the net mortgage rates in effect on the related due date, less interest accrued and unpaid on the Class IIA-IO Certificates for each of the first twelve Distribution Dates, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

Group II Maximum Rate Cap:     The  pass-through rate of each class of the Group
                               II Certificates (other than the pass-thorough rate of the Class IIA-IO Certificates) will be subject to the "Group II Maximum Rate Cap", which is a per annum rate equal to the weighted average net maximum lifetime mortgage rate on the Group
                               II Mortgage Loans. Any interest shortfall due to the Group II Maximum Rate Cap will not be reimbursed.

Group II Net WAC Cap:          The pass-through rate of the Class IIA-IO
                               Certificates will be subject to the "Group II Net
                               WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the Group
                               II Mortgage Loans. Any interest shortfall due to the Group II Net WAC Cap will not be reimbursed.

Interest Accrual:              For the Class IIA-IO Certificates, interest will
                               accrue during the calendar month preceding the month of distribution. For all Group II
                               Certificates except the Class IIA-IO
                               Certificates, interest will initially accrue from the Closing Date to (but excluding) the first
                               Distribution Date, and thereafter, from the prior
                               Distribution Date to (but excluding) the current
                               Distribution Date.

Payment Delay:                 For Class IIA-IO Certificates, 24 days. For all
                               other Group II Certificates, 0 days.

Int. Pmt. Basis:               For Class IIA-IO Certificates, 30/360. For all
                               other Group II Certificates, actual/360.

Shortfall
Reimbursement:                 If on any Distribution Date the pass-through rate
                               on the Group II Certificates (other than the Class IIA-IO Certificates) is limited by the Group II Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate on the Group II Certificates
                               (other than the Class IIA-IO Certificates) had not been so limited by the Group II Available
                               Funds Cap (up to but not exceeding the Group II
                               Maximum Rate Cap) and the aggregate of any such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate on the Group II Certificates, will be carried over to the next Distribution
                               Date until paid (herein referred to as
                               "Carryover"). Such reimbursement will only come from interest on the Group II Mortgage Loans and will be paid only on a subordinated basis. No such Group II Certificate Carryover will be paid once the Group II Certificate principal balance has been reduced to zero.

                               However, for the first twelve Distribution Dates, as described herein under the "Group II Cap Contract", additional amounts will be available to offset some or all of any shortfalls, which may result from the imposition of the Group II Available Funds Cap.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     9

Coupon Step Up:                If the 10% clean-up call for the Group II
                               Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin, and (ii) the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.



* The Mortgage Pool as of the Closing Date will include certain adjustable rate Mortgage Loans that are not included in the statistical information set forth in this document and certain adjustable rate Mortgage Loans that are included in the statistical information set forth in this document will be excluded from the Mortgage Pool as of the Closing Date. Updated statistical information on the Mortgage Pool (giving effect to the inclusion and exclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date. Also, approximately $157,700,000 of the Pre-Funded Adjustable Rate Mortgage Loans are not included in the statistical information set forth in this document.













The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     10

      Chase Funding, Mortgage Loan Asset-Backed Certificates, Series 2001-3

                              Group II Certificates

                                  Class                Class         Class                 Class                 Class
                                  IIA-1                IIA-IO        IIM-1                 IIM-2                 IIB
------------------------------------------------------------------------------------------------------------------------------------
Offer
Size ($)                          754,453,000          Notional(6)   42,385,000            33,908,000            16,954,000

Expected Ratings
S&P                               AAA                  AAA           AA                    A                     BBB
Moody's                           Aaa                  Aaa           Aa2                   A2                    Baa2

Coupon                            1M Libor + [ ](1,2)  6.00%(7)      1M Libor + [ ](1,3)   1M Libor + [ ](1,3)   1M Libor + [ ](1,3)

Weighted Average Life to Call     2.57                 --(6)         4.83                  4.80                  4.19
(yrs)(4)

Weighted Average Life to          2.80                 --(6)         5.26                  5.04                  4.19
Maturity (yrs)(4)

Payment Window                    1-86/86              1-12/12       38-86/49              37-86/50              37-86/50
to Call (mos.)(4)

Payment Window                    1-193/193            1-12/12       38-141/104            37-121/85             37-86/50
to Maturity (mos.)(4)

Expected Maturity to Call(4)      11/08                9/02          11/08                 11/08                 11/08

Expected Maturity to Maturity(4)  10/17                9/02          6/13                  10/11                 11/08

Last Scheduled Distribution       10/31                9/02          10/31                 10/31                 10/31
Date(5)

(1)    Subject to the Group II Available Funds Cap and the Group II Maximum Rate
       Cap.
(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin of the Class IIA-1 Certificates will increase to 2x the Class IIA-1 margin.
(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margins on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.
(4)    The Group II Certificates will be priced at 27% CPR.
(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.
(6) The Class IIA-IO Certificates are interest only Certificates, have no principal balance, are not entitled to payments of principal and will bear interest on their notional amounts. With respect to any of the first twelve Distribution Dates, the notional amount of the Class IIA-IO Certificates will be equal to the lesser of (i) $290,000,000 and (ii) the then outstanding principal balance of the mortgage loans in the Loan Group; thereafter, the notional amount of the Class IIA-IO Certificates will be reduced to zero.
(7)    Subject to the Group II Net WAC Cap.




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     11

      Chase Funding, Mortgage Loan Asset-Backed Certificates, Series 2001-3

                               CASH FLOW PRIORITY

                              GROUP I CERTIFICATES

1.       Repayment of any unrecoverable, unreimbursed Servicer advances.
2.       Servicing Fees and Trustee Fees.
3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.
4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6. Excess Group I interest to pay Group I subordinate principal shortfalls.
7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.
8.       Any remaining Group I amount is paid to the Residual Certificateholder.


                      (Preliminary and Subject to Revision)


                              GROUP II CERTIFICATES

1.       Repayment of any unrecoverable, unreimbursed Servicer advances.
2.       Servicing Fees and Trustee Fees.
3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.
4. Group II available principal funds, as follows: monthly principal to the Class IIA-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN" and then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."
5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.
6. Excess Group II interest to pay Group II subordinate principal shortfalls.
7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.
8. Excess Group II interest to pay any Group II Certificate Carryover resulting from the imposition of the Group II Available Funds Cap.
9.       Any remaining Group II amount is paid to the Residual
         Certificateholder.


                      (Preliminary and Subject to Revision)


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     12

      Chase Funding, Mortgage Loan Asset-Backed Certificates, Series 2001-3

                                PRINCIPAL PAYDOWN

Class IA-6 LOCKOUT DISTRIBUTION AMOUNT: For any Distribution Date prior to the Distribution Date in October 2010, the product of (i) the applicable Class IA-6 Lockout Percentage, (ii) a fraction, the numerator of which is the outstanding principal balance of the Class IA-6 Certificates and the denominator of which is the aggregate outstanding principal balance of all Class A Group I Certificates (in each case immediately prior to such Distribution Date) and (iii) the Group I Class A Principal Cashflow for such Distribution Date. For the October 2010 Distribution Date and each Distribution Date thereafter, the Class IA-6 Lockout Amount Distribution will equal the Group I Class A principal cashflows.

                          CLASS IA-6 LOCKOUT PERCENTAGE

                       October 2001 -- September 2004:   0%
                       October 2004 -- September 2006:  45%
                       October 2006 -- September 2007:  80%
                       October 2007 -- September 2008: 100%
                       October 2008 -- September 2010: 300%

                      (Preliminary and Subject to Revision)

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

Group I Certificates:
1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.
2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to build O/C to the required level ("Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such Certificates is reduced to zero.

If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

Group II Certificates:
1) All scheduled and unscheduled Group II principal will be paid to the Class IIA-1 Certificates.

                      (Preliminary and Subject to Revision)

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

With respect to each Certificate Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                      (Preliminary and Subject to Revision)

REQUIRED SUBORDINATION LEVELS*

Group I                                   Group II
-------                                   --------

Class A               16.00%              Class A         23.00%
Class M-1             10.00%              Class M-1       13.00%
Class M-2              4.50%              Class M-2        5.00%
Class B                1.00%              Class B          1.00%
*Includes overcollateralization

                      (Preliminary and Subject to Revision)

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     13

                              THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

                              i)   The Distribution Date is on or after the
                                   October 2004 Distribution Date; and
                              ii)  The applicable Subordinate Class Principal
                                   Distribution Date has occurred (as described below); and
                              iii) A Trigger Event does not exist (a Trigger
                                   Event exists if current Senior Enhancement
                                   Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II)).

                                     (Preliminary and Subject to Revision)

                              THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

                              For each loan group, the later of (i) the October 2004 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

                              Group I Senior              Group II Senior
                              Specified Enhancement       Specified Enhancement
                              Percentage:                 Percentage:
                              -------------------         -------------------
                              16.00%                      23.00%
                              Or                          Or
                              (7.50% + 0.50%)*2           (11.00% +0.50%)*2

                                     (Preliminary and Subject to Revision)

Prospectus:                   The Certificates will be offered pursuant to a
                              Prospectus which includes a Prospectus Supplement
                              (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage
                              Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Mortgage Loans:               The following tables describe the mortgage loans
                              in the Statistical Mortgage Pool and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

Further Information:          Please call David Howard at (212) 834-5125,
                              Anthony Hermann at (212) 834-5512, Fred Hubert at
                              (212) 834-5170, Paul Park at (212) 834-5033, Chris
                              Schiavone at (212) 834-5372, Matt Whalen at (212)
                              834-5157, Jee Hong at (212) 834-5295, Trina
                              Wittman at (212) 834-5378, Seleena Baijnauth at
                              (212) 834-5219, Alan Chan at (212) 834-5936, or
                              Alice Chang at (212) 834-5018.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     14

J.P. Morgan Securities Inc.


Asset Backed Securities Portfolio Analysis

Chase Funding, Mortgage Loan Asset-Backed Certificates, Series 2001-3 - Fixed Rate Mortgage Loan Group


                                                  Summary Report


Aggregate Outstanding Principal Balance                                                    $185,000,407
Aggregate Original Principal Balance                                                       $185,245,449
Number of Mortgage Loans                                                                          1,828

                                                                          Minimum              Maximum                 Average (1)
                                                                          -------              -------                 -----------
Original Principal Balance                                                $10,000              $575,000                   $101,338
Outstanding Principal Balance                                              $9,977              $575,000                   $101,204

                                                                          Minimum              Maximum        Weighted Average (2)
                                                                          -------              -------        --------------------
Original Term (mos)                                                           120                   360                        267
Stated Remaining Term (mos)                                                   117                   360                        265
Expected Remaining Term (mos)                                                  91                   360                        265
Loan Age (mos)                                                                  0                     8                          1

Current Interest Rate                                                      6.900%               13.625%                     9.088%

Original Loan-to-Value                                                     10.31%                95.00%                     73.20%

Credit Score (3)                                                              491                   807                        630

                                                                         Earliest                Latest
                                                                         --------                ------
Origination Dates                                                         12/2000               08/2001
Maturity Dates                                                            06/2011               09/2031


Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     15

             Chase Funding, Mortgage Loan Asset-Backed Certificates,
                 Series 2001-3 - Fixed Rate Mortgage Loan Group

                                           Current Mortgage Rates

                                                   Number of            Aggregate Principal      Percent of
Mortgage Rates                                   Mortgage Loans         Balance Outstanding      Loan Group
6.500% to 6.999%                                       17                  $  3,692,860             2.0%
7.000% to 7.499%                                      134                    20,531,327            11.1
7.500% to 7.999%                                      151                    19,014,369            10.3
8.000% to 8.499%                                      144                    16,401,848             8.9
8.500% to 8.999%                                      255                    29,179,897            15.8
9.000% to 9.499%                                      216                    22,505,976            12.2
9.500% to 9.999%                                      324                    29,737,392            16.1
10.000% to 10.499%                                    159                    13,005,312             7.0
10.500% to 10.999%                                    215                    17,914,489             9.7
11.000% to 11.499%                                     93                     5,989,637             3.2
11.500% to 11.999%                                     70                     4,495,155             2.4
12.000% to 12.499%                                     37                     2,003,104             1.1
12.500% to 12.999%                                      8                       329,951             0.2
13.000% to 13.499%                                      3                       124,840             0.1
13.500% to 13.999%                                      2                        74,250             0.0
                                                    -----                  ------------           -----
Total:                                              1,828                  $185,000,407           100.0%
                                                    =====                  ============           =====

Mortgage Rates Range is from: 6.900% to 13.625%
Weighted Average is: 9.088%


                                     Remaining Months to Stated Maturity

                                                   Number of            Aggregate Principal      Percent of
Remaining Term (Months)                          Mortgage Loans         Balance Outstanding      Loan Group

109 to 120                                             25                  $  1,773,239             1.0%
169 to 180                                            957                    90,108,404            48.7
229 to 240                                             60                     4,998,308             2.7
289 to 300                                              5                       609,641             0.3
349 to 360                                            781                    87,510,816            47.3
                                                    -----                  ------------           -----
Total:                                              1,828                  $185,000,407           100.0%
                                                    =====                  ============           =====

Remaining Term Range is from (Months): 117 to 360
Weighted Average is (Months): 265



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     16

            Chase Funding, Mortgage Loan Asset-Backed Certificates,
                 Series 2001-3 - Fixed Rate Mortgage Loan Group

                                Original Mortgage Loan Principal Balances

Range of Original Mortgage                         Number of            Aggregate Principal      Percent of
Loan Principal Balances                          Mortgage Loans         Balance Outstanding      Loan Group
$100,000 or Less                                    1,199                  $ 68,994,942            37.3%
$100,001 to $150,000                                  303                    36,605,760            19.8
$150,001 to $200,000                                  153                    26,615,105            14.4
$200,001 to $250,000                                   61                    13,545,171             7.3
$250,001 to $300,000                                   40                    10,938,198             5.9
$300,001 to $350,000                                   26                     8,412,918             4.5
$350,001 to $400,000                                   16                     6,072,185             3.3
$400,001 to $450,000                                   12                     5,070,564             2.7
$450,001 to $500,000                                   17                     8,170,564             4.4
$550,001 to $600,000                                    1                       575,000             0.3
                                                    -----                  ------------           -----
Total:                                              1,828                  $185,000,407           100.0%
                                                    =====                  ============           =====

Original Mortgage Loan Principal Balance Range is from: $10,000 to $575,000
Average is: $101,338


                                           Product Type Summary

                                                   Number of            Aggregate Principal      Percent of
Product Type                                     Mortgage Loans         Balance Outstanding      Loan Group

10 Year Fixed                                          25                  $  1,773,239             1.0%
15 Year Fixed                                         318                    22,178,848            12.0
20 Year Fixed                                          60                     4,998,308             2.7
25 Year Fixed                                           5                       609,641             0.3
30 Year Fixed                                         781                    87,510,816            47.3
Balloon Loan                                          639                    67,929,555            36.7
                                                    -----                  ------------           -----
Total:                                              1,828                  $185,000,407           100.0%
                                                    =====                  ============           =====




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     17

            Chase Funding, Mortgage Loan Asset-Backed Certificates,
                 Series 2001-3 - Fixed Rate Mortgage Loan Group

                                             State Distributions

                                                   Number of              Aggregate Principal    Percent of
States                                          Mortgage Loans           Balance Outstanding     Loan Group
Arizona                                                38                  $  3,712,006             2.0%
Arkansas                                               15                       783,397             0.4
California                                            181                    37,817,398            20.4
Colorado                                               30                     4,006,197             2.2
Connecticut                                             9                     1,384,131             0.7
Delaware                                                4                       177,103             0.1
District of Columbia                                    9                     1,308,047             0.7
Florida                                               383                    31,983,123            17.3
Georgia                                                99                     9,709,100             5.2
Idaho                                                   1                        96,895             0.1
Illinois                                               48                     3,835,048             2.1
Indiana                                               136                     8,881,474             4.8
Iowa                                                    1                        33,731             0.0
Kansas                                                  1                        59,200             0.0
Kentucky                                               25                     2,434,349             1.3
Louisiana                                              57                     3,559,286             1.9
Maine                                                   1                       289,369             0.2
Maryland                                               16                     2,034,307             1.1
Massachusetts                                          12                     1,517,772             0.8
Michigan                                               51                     4,066,383             2.2
Minnesota                                               9                     1,025,547             0.6
Mississippi                                            16                       971,436             0.5
Missouri                                               49                     3,206,906             1.7
Nevada                                                  4                       313,122             0.2
New Hampshire                                           6                       801,642             0.4
New Jersey                                             43                     5,489,979             3.0
New Mexico                                              9                       745,005             0.4
New York                                              140                    21,525,366            11.6
North Carolina                                         37                     3,167,232             1.7
North Dakota                                            1                        14,907             0.0
Ohio                                                  101                     7,445,622             4.0
Oklahoma                                               19                     1,251,048             0.7
Oregon                                                 16                     1,593,922             0.9
Pennsylvania                                           41                     2,144,135             1.2
Rhode Island                                            1                       123,984             0.1
South Carolina                                         19                       939,921             0.5
South Dakota                                            1                        62,381             0.0
Tennessee                                             105                     7,195,547             3.9
Texas                                                  26                     1,487,873             0.8
Utah                                                    3                       329,328             0.2
Vermont                                                 2                       145,819             0.1
Virginia                                               30                     2,895,322             1.6
Washington                                             18                     2,768,543             1.5
West Virginia                                           2                       216,983             0.1
Wisconsin                                              13                     1,450,523             0.8
                                                    -----                  ------------           -----
Total:                                              1,828                  $185,000,407           100.0%
                                                    =====                  ============           =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     18

             Chase Funding, Mortgage Loan Asset-Backed Certificates,
                 Series 2001-3 - Fixed Rate Mortgage Loan Group

                                            Loan-to-Value Ratios

                                                    Number of            Aggregate Principal     Percent of
Range of Loan-to-Value Ratios                    Mortgage Loans         Balance Outstanding      Loan Group
50.00% or Less                                        231                  $ 16,064,754             8.7%
50.01% to 55.00%                                       71                     7,759,044             4.2
55.01% to 60.00%                                       95                    10,732,814             5.8
60.01% to 65.00%                                      155                    15,869,894             8.6
65.01% to 70.00%                                      158                    16,440,794             8.9
70.01% to 75.00%                                      212                    22,075,128            11.9
75.01% to 80.00%                                      357                    38,344,841            20.7
80.01% to 85.00%                                      278                    29,430,656            15.9
85.01% to 90.00%                                      252                    26,119,015            14.1
90.01% to 95.00%                                       19                     2,163,467             1.2
                                                    -----                  ------------           -----
Total:                                              1,828                  $185,000,407           100.0%
                                                    =====                  ============           =====

Loan-to-Value Ratios Range is from: 10.31% to 95.00%
Weighted Average is: 73.20%

                                                Loan Purpose

                                                    Number of           Aggregate Principal      Percent of
Loan Purpose                                     Mortgage Loans         Balance Outstanding      Loan Group

Purchase                                              330                  $ 32,897,012            17.8%
Refinance - Rate/Term                                 167                    18,124,531             9.8
Refinance - Cashout                                 1,331                   133,978,865            72.4
                                                    -----                  ------------           -----
Total:                                              1,828                  $185,000,407           100.0%
                                                    =====                  ============           =====

                                        Type of Mortgaged Properties

                                                    Number of           Aggregate Principal      Percent of
Property Type                                    Mortgage Loans         Balance Outstanding      Loan Group

Single Family Detached                                1,411                  $139,545,697            75.4%
Two- to Four-family Dwelling Unit                       144                    16,566,805             9.0
Planned Unit Development                                106                    15,034,635             8.1
Condominium                                              90                     8,374,292             4.5
Manufactured Housing                                     66                     3,646,901             2.0
Small Mixed Use                                          11                     1,832,077             1.0
                                                      -----                  ------------           -----
Total:                                                1,828                  $185,000,407           100.0%
                                                      =====                  ============           =====

                                            Documentation Summary

                                                    Number of           Aggregate Principal      Percent of
Documentation                                    Mortgage Loans         Balance Outstanding      Loan Group

Full Documentation                                  1,407                  $134,823,074             72.9%
24 Month Bank Statement                               151                    21,279,675             11.5
Reduced Documentation                                  30                     3,248,940              1.8
Stated Income                                         240                    25,648,719             13.9
                                                    -----                  ------------            -----
Total:                                              1,828                  $185,000,407            100.0%
                                                    =====                  ============            =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     19

            Chase Funding, Mortgage Loan Asset-Backed Certificates,
                 Series 2001-3 - Fixed Rate Mortgage Loan Group


                                               Occupancy Types

                                                   Number of           Aggregate Principal      Percent of
Occupancy                                       Mortgage Loans         Balance Outstanding      Loan Group
Owner-occupied                                      1,590                  $167,621,626            90.6%
Second Home                                            21                     2,066,413             1.1
Investment                                            217                    15,312,368             8.3
                                                    -----                  ------------           -----
Total:                                              1,828                  $185,000,407           100.0%
                                                    =====                  ============           =====


                                          Mortgage Loan Age Summary

                                                   Number of           Aggregate Principal      Percent of
Mortgage Loan Age (Months)                      Mortgage Loans         Balance Outstanding      Loan Group

0                                                     435                  $ 45,732,474            24.7%
1                                                     586                    60,041,094            32.5
2                                                     522                    52,477,846            28.4
3                                                     263                    25,158,472            13.6
4                                                      21                     1,547,537             0.8
8                                                       1                        42,983             0.0
                                                    -----                  ------------           -----
Total:                                              1,828                  $185,000,407           100.0%
                                                    =====                  ============           =====

Weighted Average Age (Months) is: 1


                                            Credit Grade Summary

                                                   Number of           Aggregate Principal      Percent of
Credit Grade                                    Mortgage Loans         Balance Outstanding      Loan Group

A Star                                                403                  $ 58,622,392            31.7%
AO                                                    819                    80,167,543            43.3
A-                                                    307                    26,241,979            14.2
B                                                     183                    14,023,672             7.6
B-                                                     34                     2,217,239             1.2
C                                                      79                     3,602,742             1.9
C-                                                      3                       124,840             0.1
                                                    -----                  ------------           -----
Total:                                              1,828                  $185,000,407           100.0%
                                                    =====                  ============           =====


                                             Year of Origination

                                                   Number of           Aggregate Principal      Percent of
Year of Origination                             Mortgage Loans         Balance Outstanding      Loan Group

2000                                                    1                 $     42,983             0.0%
2001                                                1,827                  184,957,424           100.0
                                                    -----                 ------------           -----
Total:                                              1,828                 $185,000,407           100.0%
                                                    =====                 ============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     20

            Chase Funding, Mortgage Loan Asset-Backed Certificates,
                 Series 2001-3 - Fixed Rate Mortgage Loan Group

                                        Prepayment Penalties Summary

                                                   Number of           Aggregate Principal      Percent of
Prepayment Penalties                            Mortgage Loans         Balance Outstanding      Loan Group
None                                                  299                  $ 24,343,923            13.2%
12 Months                                             122                    19,953,258            10.8
24 Months                                               8                       743,134             0.4
36 Months                                             406                    36,021,145            19.5
60 Months                                             993                   103,938,946            56.2
                                                    -----                  ------------           -----
Total:                                              1,828                  $185,000,407           100.0%
                                                    =====                  ============           =====

The weighted average prepayment penalty term with respect to the fixed rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 48 months. With respect to those fixed rate Mortgage Loans in the Statistical Mortgage Pool which have prepayment penalties, 88.3% of such Mortgage Loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original principal balance of such mortgage loans.


                                            Credit Score Summary

                                                   Number of           Aggregate Principal      Percent of
Credit Scores                                   Mortgage Loans         Balance Outstanding      Loan Group
Not Scored                                             23                  $  1,362,971             0.7%
491 to 500                                              3                       497,744             0.3
501 to 550                                            328                    25,714,342            13.9
551 to 600                                            437                    37,679,284            20.4
601 to 650                                            467                    48,080,464            26.0
651 to 700                                            353                    43,732,146            23.6
701 to 750                                            148                    18,936,729            10.2
751 to 800                                             68                     8,926,810             4.8
801 to 807                                              1                        69,917             0.0
                                                    -----                  ------------           -----
Total:                                              1,828                  $185,000,407           100.0%
                                                    =====                  ============           =====

Credit Score Range is from: 491 to 807
Weighted Average (scored loans only) is: 630




The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     21

J.P. Morgan Securities Inc.


Asset Backed Securities Portfolio Analysis

            Chase Funding, Mortgage Loan Asset-Backed Certificates,
              Series 2001-3 - Adjustable Rate Mortgage Loan Group

                                                  Summary Report

Aggregate Outstanding Principal Balance                                                     $690,000,236
Aggregate Original Principal Balance                                                        $690,551,578
Number of Mortgage Loans                                                                           4,372

                                                                            Minimum              Maximum                Average (1)
                                                                            -------              -------                -----------
Original Principal Balance                                                  $11,200           $1,000,000                   $157,949
Outstanding Principal Balance                                               $11,200           $1,000,000                   $157,823

                                                                            Minimum              Maximum       Weighted Average (2)
                                                                            -------              -------       --------------------
Original Term (mos)                                                             360                  360                        360
Stated Remaining Term (mos)                                                     354                  360                        359
Expected Remaining Term (mos)                                                   273                  360                        359
Loan Age (mos)                                                                    0                    6                          1

Current Interest Rate                                                        5.999%              12.750%                     8.823%
Initial Interest Rate Cap                                                    1.000%               3.000%                     2.982%
Periodic Rate Cap                                                            1.000%               1.500%                     1.492%
Gross Margin                                                                 1.000%               8.750%                     5.543%
Maximum Mortgage Rate                                                       12.999%              19.750%                    15.820%
Minimum Mortgage Rate                                                        5.999%              12.750%                     8.823%

Months to Roll                                                                    3                   60                         31

Original Loan-to-Value                                                        7.89%               95.00%                     76.72%

Credit Score (3)                                                                472                  803                        621

                                                                           Earliest               Latest
                                                                           --------               ------
Origination Dates                                                           02/2001              08/2001
Maturity Dates                                                              03/2031              09/2031

Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     22

            Chase Funding, Mortgage Loan Asset-Backed Certificates,
              Series 2001-3 - Adjustable Rate Mortgage Loan Group

                                           Current Mortgage Rates

                                                    Number of          Aggregate Principal       Percent of
Mortgage Rates                                   Mortgage Loans        Balance Outstanding       Loan Group
5.500% to 5.999%                                         8                  $  2,412,583             0.3%
6.000% to 6.499%                                        88                    23,681,100             3.4
6.500% to 6.999%                                       105                    28,281,131             4.1
7.000% to 7.499%                                       190                    41,512,048             6.0
7.500% to 7.999%                                       411                    81,295,700            11.8
8.000% to 8.499%                                       443                    76,329,497            11.1
8.500% to 8.999%                                       772                   126,841,307            18.4
9.000% to 9.499%                                       643                    96,095,079            13.9
9.500% to 9.999%                                       697                    96,916,042            14.0
10.000% to 10.499%                                     451                    53,447,160             7.7
10.500% to 10.999%                                     365                    41,115,746             6.0
11.000% to 11.499%                                     140                    16,490,385             2.4
11.500% to 11.999%                                      47                     4,606,826             0.7
12.000% to 12.499%                                      10                       719,257             0.1
12.500% to 12.999%                                       2                       256,375             0.0
                                                     -----                  ------------           -----
Total:                                               4,372                  $690,000,236           100.0%
                                                     =====                  ============           =====

Mortgage Rates Range is from: 5.999% to 12.750%
Weighted Average is: 8.823%



                                     Remaining Months to Stated Maturity

                                                    Number of          Aggregate Principal       Percent of
Remaining Term (Months)                          Mortgage Loans        Balance Outstanding       Loan Group

349 to 360                                           4,372                 $690,000,236            100.0%
                                                     -----                 ------------            -----
Total:                                               4,372                 $690,000,236            100.0%
                                                     =====                 ============            =====

Remaining Term Range is from (Months): 354 to 360
Weighted Average is (Months): 359


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     23

            Chase Funding, Mortgage Loan Asset-Backed Certificates,
              Series 2001-3 - Adjustable Rate Mortgage Loan Group

                                  Original Mortgage Loan Principal Balances

Range of Original Mortgage                         Number of            Aggregate Principal      Percent of
Loan Principal Balances                         Mortgage Loans          Balance Outstanding      Loan Group
$100,000 or Less                                     1,590                  $106,716,116            15.5%
$100,001 to $150,000                                 1,014                   125,456,506            18.2
$150,001 to $200,000                                   665                   115,320,707            16.7
$200,001 to $250,000                                   384                    85,943,660            12.5
$250,001 to $300,000                                   256                    70,732,482            10.3
$300,001 to $350,000                                   187                    61,002,531             8.8
$350,001 to $400,000                                   101                    38,020,133             5.5
$400,001 to $450,000                                    62                    26,617,952             3.9
$450,001 to $500,000                                    94                    45,564,786             6.6
$500,001 to $550,000                                     3                     1,622,774             0.2
$550,001 to $600,000                                     1                       600,000             0.1
$600,001 to $650,000                                     4                     2,511,817             0.4
$700,001 to $750,000                                     1                       700,689             0.1
$750,001 to $800,000                                     2                     1,565,675             0.2
$800,001 to $850,000                                     1                       840,000             0.1
$900,001 to $950,000                                     2                     1,834,365             0.3
$950,001 to $1,000,000                                   5                     4,950,043             0.7
                                                     ------                 ------------           -----
Total:                                               4,372                  $690,000,236           100.0%
                                                     =====                  ============           =====

Original Mortgage Loan Principal Balance Range is from: $11,200 to $1,000,000
Average is: $157,949



                                            Product Type Summary

                                                   Number of            Aggregate Principal      Percent of
Product Type                                    Mortgage Loans          Balance Outstanding      Loan Group

Six Month LIBOR Loan                                    13                  $  1,777,947             0.3%
1/29 Loan                                               43                     8,958,027             1.3
2/28 Loan                                            2,711                   395,093,445            57.3
3/27 Loan                                            1,089                   178,356,528            25.8
5/25 Loan                                              516                   105,814,289            15.3
                                                     -----                  ------------           -----
Total:                                               4,372                  $690,000,236           100.0%
                                                     =====                  ============           =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     24

            Chase Funding, Mortgage Loan Asset-Backed Certificates,
              Series 2001-3 - Adjustable Rate Mortgage Loan Group

                                             State Distributions


                                                    Number of           Aggregate Principal      Percent of
States                                           Mortgage Loans         Balance Outstanding      Loan Group
Arizona                                                131                  $ 15,493,137             2.2%
Arkansas                                                11                       905,762             0.1
California                                             837                   211,261,093            30.6
Colorado                                               340                    61,012,247             8.8
Connecticut                                             34                     7,481,098             1.1
Delaware                                                 8                       955,634             0.1
District of Columbia                                     7                     1,000,344             0.1
Florida                                                370                    42,618,538             6.2
Georgia                                                108                    14,610,525             2.1
Idaho                                                    7                       817,772             0.1
Illinois                                               281                    36,308,755             5.3
Indiana                                                 92                     8,461,147             1.2
Iowa                                                     1                        58,500             0.0
Kansas                                                  13                     1,238,249             0.2
Kentucky                                                21                     2,429,649             0.4
Louisiana                                               25                     2,522,740             0.4
Maine                                                    3                       360,862             0.1
Maryland                                                29                     4,476,093             0.6
Massachusetts                                           57                    11,762,290             1.7
Michigan                                               335                    40,544,547             5.9
Minnesota                                              133                    20,036,147             2.9
Mississippi                                              7                       394,551             0.1
Missouri                                               239                    20,992,381             3.0
Nevada                                                  27                     6,135,890             0.9
New Hampshire                                           16                     1,653,537             0.2
New Jersey                                             112                    19,725,335             2.9
New Mexico                                              40                     5,397,531             0.8
New York                                               203                    39,974,280             5.8
North Carolina                                          54                     6,369,669             0.9
North Dakota                                             2                       145,700             0.0
Ohio                                                   150                    16,510,447             2.4
Oklahoma                                                29                     2,924,358             0.4
Oregon                                                  34                     4,543,007             0.7
Pennsylvania                                            40                     4,768,019             0.7
Rhode Island                                             7                       753,201             0.1
South Carolina                                          54                     5,153,093             0.7
Tennessee                                               92                     8,342,759             1.2
Texas                                                   91                    11,350,157             1.6
Utah                                                    19                     3,593,814             0.5
Vermont                                                 10                     1,480,866             0.2
Virginia                                                44                     6,784,369             1.0
Washington                                             140                    26,400,681             3.8
West Virginia                                            6                       474,218             0.1
Wisconsin                                              105                    10,945,843             1.6
Wyoming                                                  8                       831,401             0.1
                                                     -----                  ------------           -----
Total:                                               4,372                  $690,000,236           100.0%
                                                     =====                  ============           =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     25

            Chase Funding, Mortgage Loan Asset-Backed Certificates,
              Series 2001-3 - Adjustable Rate Mortgage Loan Group

                                            Loan-to-Value Ratios

                                                    Number of            Aggregate Principal     Percent of
Range of Loan-to-Value Ratios                    Mortgage Loans         Balance Outstanding      Loan Group
50.00% or Less                                         153                  $ 23,207,399             3.4%
50.01% to 55.00%                                        62                     9,111,643             1.3
55.01% to 60.00%                                       145                    26,032,006             3.8
60.01% to 65.00%                                       201                    35,908,297             5.2
65.01% to 70.00%                                       358                    59,780,277             8.7
70.01% to 75.00%                                       585                    85,216,535            12.4
75.01% to 80.00%                                     1,650                   275,250,145            39.9
80.01% to 85.00%                                       688                   101,102,700            14.7
85.01% to 90.00%                                       503                    70,529,260            10.2
90.01% to 95.00%                                        27                     3,861,973             0.6
                                                     -----                  ------------           -----
Total:                                               4,372                  $690,000,236           100.0%
                                                     =====                  ============           =====

Loan-to-Value Ratios Range is from: 7.89% to 95.00%
Weighted Average is: 76.72%


                                                Loan Purpose

                                                    Number of           Aggregate Principal      Percent of
Loan Purpose                                     Mortgage Loans         Balance Outstanding      Loan Group

Purchase                                             1,630                  $257,690,102            37.3%
Refinance - Rate/Term                                  290                    43,791,724             6.3
Refinance - Cashout                                  2,452                   388,518,410            56.3
                                                     -----                  ------------           -----
Total:                                               4,372                  $690,000,236           100.0%
                                                     =====                  ============           =====

                                        Type of Mortgaged Properties

                                                     Number of             Aggregate Principal     Percent of
Property Type                                     Mortgage Loans           Balance Outstanding     Loan Group

Single Family Detached                                  3,393                  $530,049,878           76.8%
Two- to Four-family Dwelling Unit                         303                    46,269,752            6.7
Planned Unit Development                                  358                    73,194,672           10.6
Condominium                                               253                    35,098,547            5.1
Manufactured Housing                                       64                     5,335,388            0.8
Small Mixed Use                                             1                        52,000            0.0
                                                        -----                  ------------          -----
Total:                                                  4,372                  $690,000,236          100.0%
                                                        =====                  ============          =====

                                            Documentation Summary

                                                   Number of            Aggregate Principal      Percent of
Documentation                                   Mortgage Loans          Balance Outstanding      Loan Group

Full Documentation                                   2,972                  $436,633,884            63.3%
24 Month Bank Statement                                373                    76,310,584            11.1
Reduced Documentation                                   64                    13,085,479             1.9
Stated Income                                          963                   163,970,290            23.8
                                                     -----                  ------------           -----
Total:                                               4,372                  $690,000,236           100.0%
                                                     =====                  ============           =====

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     26

            Chase Funding, Mortgage Loan Asset-Backed Certificates,
              Series 2001-3 - Adjustable Rate Mortgage Loan Group


                                               Occupancy Types

                                                   Number of            Aggregate Principal      Percent of
Occupancy                                       Mortgage Loans          Balance Outstanding      Loan Group

Owner-occupied                                       3,991                  $646,130,470            93.6%
Second Home                                             45                     6,244,067             0.9
Investment                                             336                    37,625,698             5.5
                                                     -----                  ------------           -----
Total:                                               4,372                  $690,000,236           100.0%
                                                     =====                  ============           =====


                                          Mortgage Loan Age Summary

                                                    Number of             Aggregate Principal     Percent of
Mortgage Loan Age (Months)                       Mortgage Loans           Balance Outstanding     Loan Group

0                                                      1,249                  $198,688,136            28.8%
1                                                      1,358                   213,507,454            30.9
2                                                      1,275                   199,845,380            29.0
3                                                        486                    77,340,764            11.2
4                                                          2                       352,729             0.1
6                                                          2                       265,774             0.0
                                                       -----                  ------------           -----
Total:                                                 4,372                  $690,000,236           100.0%
                                                       =====                  ============           =====

Weighted Average Age (Months) is: 1


                                            Credit Grade Summary

                                                   Number of            Aggregate Principal      Percent of
Credit Grade                                    Mortgage Loans          Balance Outstanding      Loan Group

A Star                                                 816                  $163,344,585            23.7%
AO                                                   1,917                   314,061,565            45.5
A-                                                     712                   103,952,360            15.1
B                                                      531                    67,801,126             9.8
B-                                                     143                    17,115,603             2.5
C                                                      241                    22,505,485             3.3
C-                                                      12                     1,219,512             0.2
                                                     -----                  ------------           -----
Total:                                               4,372                  $690,000,236           100.0%
                                                     =====                  ============           =====


                                             Year of Origination

                                                   Number of            Aggregate Principal      Percent of
Year of Origination                             Mortgage Loans          Balance Outstanding      Loan Group

2001                                                 4,372                 $690,000,236            100.0%
                                                     -----                 ------------            -----
Total:                                               4,372                 $690,000,236            100.0%
                                                     =====                 ============            =====


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     27

            Chase Funding, Mortgage Loan Asset-Backed Certificates,
              Series 2001-3 - Adjustable Rate Mortgage Loan Group

                                           Maximum Mortgage Rates

                                                     Number of          Aggregate Principal      Percent of
Range of Maximum Mortgage Rates                   Mortgage Loans        Balance Outstanding      Loan Group
12.500% to 12.999%                                       8                  $  2,412,583             0.3%
13.000% to 13.499%                                      88                    23,681,100             3.4
13.500% to 13.999%                                     105                    28,281,131             4.1
14.000% to 14.499%                                     190                    41,512,048             6.0
14.500% to 14.999%                                     413                    81,799,450            11.9
15.000% to 15.499%                                     447                    77,123,965            11.2
15.500% to 15.999%                                     772                   126,512,804            18.3
16.000% to 16.499%                                     642                    95,435,641            13.8
16.500% to 16.999%                                     697                    96,910,249            14.0
17.000% to 17.499%                                     448                    53,312,130             7.7
17.500% to 17.999%                                     363                    40,946,293             5.9
18.000% to 18.499%                                     140                    16,490,385             2.4
18.500% to 18.999%                                      47                     4,606,826             0.7
19.000% to 19.499%                                      10                       719,257             0.1
19.500% to 19.999%                                       2                       256,375             0.0
                                                     -----                  ------------           -----
Total:                                               4,372                  $690,000,236           100.0%
                                                     =====                  ============           =====

Maximum Mortgage Rate Range is from: 12.999% to 19.750%
Weighted Average is: 15.820%




                                        Prepayment Penalties Summary

                                                    Number of           Aggregate Principal      Percent of
Prepayment Penalties                             Mortgage Loans         Balance Outstanding      Loan Group

None                                                 1,463                  $220,375,472            31.9%
12 Months                                                6                       622,701             0.1
24 Months                                              704                   118,662,974            17.2
36 Months                                            1,537                   243,756,492            35.3
60 Months                                              662                   106,582,596            15.4
                                                     -----                  ------------           -----
Total:                                               4,372                  $690,000,236           100.0%
                                                     =====                  ============           =====


The weighted average prepayment penalty term with respect to the adjustable rate Mortgage Loans in the Statistical Mortgage Pool having prepayment penalties is approximately 38 months. With respect to those adjustable rate Mortgage Loans in the Statistical Mortgage Pool which have prepayment penalties, 84.3% of such Mortgage Loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of such prepayment on the amount prepaid in excess of 20% of the original principal balance of such mortgage loans.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     28

            Chase Funding, Mortgage Loan Asset-Backed Certificates,
              Series 2001-3 - Adjustable Rate Mortgage Loan Group

                                            Next Adjustment Date

                                                     Number of          Aggregate Principal      Percent of
Next Adjustment Date                              Mortgage Loans        Balance Outstanding      Loan Group
Dec 2001                                                 2                  $    250,140             0.0%
Jan 2002                                                 5                       320,837             0.0
Feb 2002                                                 1                        78,720             0.0
Mar 2002                                                 5                     1,128,250             0.2
Jun 2002                                                 3                       866,339             0.1
Jul 2002                                                14                     3,346,351             0.5
Aug 2002                                                11                     2,130,851             0.3
Sep 2002                                                15                     2,614,485             0.4
Mar 2003                                                 2                       265,774             0.0
May 2003                                                 1                        90,821             0.0
Jun 2003                                               300                    46,966,962             6.8
Jul 2003                                               835                   121,512,116            17.6
Aug 2003                                               825                   118,278,326            17.1
Sep 2003                                               748                   107,979,447            15.6
May 2004                                                 1                       261,908             0.0
Jun 2004                                               148                    24,486,845             3.5
Jul 2004                                               302                    47,712,935             6.9
Aug 2004                                               343                    55,485,567             8.0
Sep 2004                                               295                    50,409,274             7.3
Jun 2006                                                33                     4,770,478             0.7
Jul 2006                                               119                    26,953,141             3.9
Aug 2006                                               178                    37,533,990             5.4
Sep 2006                                               186                    36,556,680             5.3
                                                     -----                  ------------           -----
Total:                                               4,372                  $690,000,236           100.0%
                                                     =====                  ============           =====




                                            Credit Score Summary

                                                     Number of          Aggregate Principal      Percent of
Credit Scores                                     Mortgage Loans        Balance Outstanding      Loan Group

Not Scored                                              27                  $  2,848,200             0.4%
472 to 500                                              18                     1,519,838             0.2
501 to 550                                             921                   119,543,427            17.3
551 to 600                                           1,132                   164,028,480            23.8
601 to 650                                           1,092                   177,028,390            25.7
651 to 700                                             718                   130,194,657            18.9
701 to 750                                             347                    70,585,814            10.2
751 to 800                                             116                    23,871,429             3.5
801 to 803                                               1                       380,000             0.1
                                                     -----                  ------------           -----
Total:                                               4,372                  $690,000,236           100.0%
                                                     =====                  ============           =====

Credit Score Range is from: 472 to 803
Weighted Average (scored loans only) is: 621


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     29

      Chase Funding, Mortgage Loan Asset-Backed Certificates, Series 2001-3

             Fixed Rate Mortgage Loan Group - Initial Mortgage Loans

                                                                                       Original
                                                                                     Amortization
                                                                Original Term            Term            Remaining Term
Current Balance      Mortgage Rate       Net Mortgage Rate       (in months)         (in months)           (in months)
---------------      -------------       -----------------       -----------         -----------           -----------
    $67,929,555.35       9.260%                8.750%                180                 360                   179
     $1,773,238.53       8.526%                8.016%                120                 120                   119
    $22,178,848.16       9.065%                8.555%                180                 180                   179
     $5,607,949.46       9.204%                8.694%                247                 247                   245
    $87,510,815.61       8.964%                8.454%                360                 360                   359



           Fixed Rate Mortgage Loan Group - Subsequent Mortgage Loans

                                                                                       Original
                                                                                     Amortization
                                                                Original Term            Term            Remaining Term
Current Balance      Mortgage Rate       Net Mortgage Rate       (in months)         (in months)           (in months)
---------------      -------------       -----------------       -----------         -----------           -----------
    $15,531,966.85       9.260%                8.750%                180                 360                   180
       $405,447.70       8.526%                8.016%                120                 120                   120
     $5,071,152.50       9.065%                8.555%                180                 180                   180
     $1,282,247.24       9.204%                8.694%                247                 247                   247
    $20,009,185.70       8.964%                8.454%                360                 360                   360


          Adjustable Rate Mortgage Loan Group - Initial Mortgage Loans




                             Net    Original   Remaining                                                       Rate
    Current     Mortgage  Mortgage    Term        Term      Gross   Initial Rate Periodic Maximum   Minimum    Change
    Balance       Rate      Rate   (in months) (in months)  Margin    Change Cap    Cap     Rate      Rate    Frequency
    -------     --------  -------- ----------- -----------  ------  ------------ -------- -------   -------   ---------

 $10,735,973.28  9.668%    9.158%      360        359        4.712%    1.834%     1.000%   16.502%   9.668%       6
$395,093,445.35  9.213%    8.703%      360        359        5.535%    3.000%     1.500%   16.213%   9.213%       6
$178,356,528.31  8.649%    8.139%      360        359        5.751%    3.000%     1.500%   15.649%   8.649%       6
$105,814,289.08  7.573%    7.063%      360        359        5.311%    3.000%     1.500%   14.573%   7.573%       6

[RESTUB]


                Number of
                 Months
                  Until
                Next Rate
    Current     Adjustment
    Balance        Date        Index
    -------     ----------     -----

 $10,735,973.28     10     6 Mo. LIBOR
$395,093,445.35     23     6 Mo. LIBOR
$178,356,528.31     35     6 Mo. LIBOR
$105,814,289.08     59     6 Mo. LIBOR




         Adjustable Rate Mortgage Loan Group - Subsequent Mortgage Loans



                             Net    Original   Remaining                                                       Rate
    Current     Mortgage  Mortgage    Term        Term      Gross  Initial Rate Periodic Maximum   Minimum    Change
    Balance       Rate      Rate   (in months) (in months)  Margin   Change Cap    Cap     Rate      Rate    Frequency
    -------     --------  -------- ----------  -----------  ------ ------------ -------- -------   -------   ---------

  $2,453,713.63  9.668%    9.158%      360        360        4.712%    1.834%    1.000%   16.502%   9.668%       6
 $90,298,862.35  9.213%    8.703%      360        360        5.535%    3.000%    1.500%   16.213%   9.213%       6
 $40,763,499.85  8.649%    8.139%      360        360        5.751%    3.000%    1.500%   15.649%   8.649%       6
 $24,183,924.17  7.573%    7.063%      360        360        5.311%    3.000%    1.500%   14.573%   7.573%       6


[RESTUB]

                Number of
                 Months
                  Until
                Next Rate
    Current     Adjustment
    Balance        Date        Index
    -------     ----------     -----

  $2,453,713.63     12     6 Mo. LIBOR
 $90,298,862.35     25     6 Mo. LIBOR
 $40,763,499.85     37     6 Mo. LIBOR
 $24,183,924.17     61     6 Mo. LIBOR


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     30

                 Group II Available Funds Cap Hypothetical Table

               Group II          Group II         Group II                     Group II         Group II          Group II
Payment    Available Funds   Available Funds  Available Funds   Payment    Available Funds  Available Funds   Available Funds
  Date       Cap (1) (2)      Cap Stress (3)   Cap Stress (4)    Date        Cap (1) (2)      Cap Stress (3)    Cap Stress (4)
  10/25/01      5.830            6.315            13.868       5/25/05            8.616            10.635           13.828
  11/25/01      6.215            6.753            15.115       6/25/05            8.620            10.640           13.835
  12/25/01      6.158            6.678            14.771       7/25/05            8.624            10.645           13.842

   1/25/02      6.100            6.637            14.999       8/25/05            8.628            10.650           13.849
   2/25/02      6.050            6.588            14.950       9/25/05            8.632            10.655           14.175
   3/25/02      5.999            6.485            14.038      10/25/05            8.637            10.660           14.183
   4/25/02      5.948            6.486            14.848      11/25/05            8.641            10.666           14.265
   5/25/02      5.884            6.405            14.497      12/25/05            8.646            10.672           14.273
   6/25/02      5.818            6.356            14.718       1/25/06            8.650            10.678           14.282
   7/25/02      5.750            6.270            14.363       2/25/06            8.655            10.684           14.290
   8/25/02      5.680            6.230            14.603       3/25/06            8.660            10.690           14.512
   9/25/02      5.608            6.158            14.531       4/25/06            8.665            10.696           14.521
  10/25/02      8.371            8.387             8.400       5/25/06            8.670            10.703           14.581
  11/25/02      8.372            8.389             8.401       6/25/06            8.676            10.710           14.590
  12/25/02      8.374            8.390             8.403       7/25/06            8.681            10.717           14.600
   1/25/03      8.376            8.392             8.405       8/25/06            8.687            10.724           14.610
   2/25/03      8.378            8.394             8.419       9/25/06            8.854            11.106           14.993
   3/25/03      8.379            8.396             8.421      10/25/06            8.860            11.114           15.004
   4/25/03      8.381            8.398             8.426      11/25/06            8.904            11.210           15.102
   5/25/03      8.383            8.400             8.428      12/25/06            8.910            11.218           15.113
   6/25/03      8.385            8.401             8.430       1/25/07            8.917            11.226           15.124
   7/25/03      8.387            8.404             8.432       2/25/07            8.924            11.234           15.136
   8/25/03      8.389            8.406             8.447       3/25/07            8.931            11.336           15.334
   9/25/03      8.391            9.496             9.854       4/25/07            8.938            11.345           15.346
  10/25/03      8.393            9.498             9.860       5/25/07            8.945            11.376           15.403
  11/25/03      8.396            9.757            10.193       6/25/07            8.953            11.385           15.416
  12/25/03      8.398            9.760            10.197       7/25/07            8.961            11.395           15.429
   1/25/04      8.400            9.763            10.200       8/25/07            8.969            11.405           15.443
   2/25/04      8.403            9.766            10.216       9/25/07            8.978            11.416           15.644
   3/25/04      8.405            9.769            10.924      10/25/07            8.986            11.427           15.658
   4/25/04      8.408            9.772            10.931      11/25/07            8.995            11.438           15.717
   5/25/04      8.410            9.775            11.101      12/25/07            9.004            11.449           15.733
   6/25/04      8.413            9.779            11.105       1/25/08            9.014            11.461           15.749
   7/25/04      8.416            9.782            11.109       2/25/08            9.024            11.473           15.765
   8/25/04      8.419            9.786            11.126       3/25/08            9.034            11.485           15.907
   9/25/04      8.557           10.424            12.472       4/25/08            9.044            11.498           15.925
  10/25/04      8.560           10.428            12.480       5/25/08            9.055            11.511           15.972
  11/25/04      8.595           10.581            12.800       6/25/08            9.066            11.525           15.990
  12/25/04      8.599           10.585            12.806       7/25/08            9.077            11.539           16.009
   1/25/05      8.602           10.590            12.811       8/25/08            9.089            11.554           16.029
   2/25/05      8.605           10.594            12.830       9/25/08            9.101            11.568           16.049
   3/25/05      8.609           10.620            13.626      10/25/08            9.113            11.584           16.070
   4/25/05      8.613           10.625            13.636      11/25/08            9.126            11.600           16.091

(1) Group II Available Funds Cap = 12 * (Group II Net Interest) / (Group II Total Certificate balance).
(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month and 6 month LIBOR remain constant at 3.5800% and 3.5375%, respectively.
(3) Assumes 1 month LIBOR and 6 month LIBOR remain constant at 6.0000% for the Group II Available Funds Cap Stress.
(4) Assumes 1 month LIBOR and 6 month LIBOR remain constant at 20.0000% for the Group II Available Funds Cap Stress.


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     31


                                 Discount Margin Table (To 10% Call)


                                             Class IA-1

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price        11.000%         11.000%         11.000%          11.000%        11.000%
--------------------------------------------------------------------------------------------------
     AVG LIFE            9.34           1.09             0.94             0.72           0.61
--------------------------------------------------------------------------------------------------
     FIRST PAY          10/01           10/01           10/01            10/01          10/01
--------------------------------------------------------------------------------------------------
     LAST PAY            8/16           9/03             5/03            11/02           9/02
--------------------------------------------------------------------------------------------------

                                 Price/CBE Yield Table (To 10% Call)


                                             Class IA-2

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         4.851%         4.737%           4.708%           4.642%         4.581%
--------------------------------------------------------------------------------------------------
     AVG LIFE           14.91           2.40             1.99             1.42           1.12
--------------------------------------------------------------------------------------------------
     DURATION           10.41           2.22             1.85             1.34           1.07
--------------------------------------------------------------------------------------------------
     FIRST PAY           8/16           9/03             5/03            11/02           9/02
--------------------------------------------------------------------------------------------------
     LAST PAY            8/16           7/04             1/04             5/03           1/03
--------------------------------------------------------------------------------------------------

                                             Class IA-3

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         5.273%         5.201%           5.179%           5.123%         5.070%
--------------------------------------------------------------------------------------------------
     AVG LIFE           15.42           3.75             3.02             2.06           1.58
--------------------------------------------------------------------------------------------------
     DURATION           10.33           3.32             2.73             1.91           1.48
--------------------------------------------------------------------------------------------------
     FIRST PAY           8/16           7/04             1/04             5/03           1/03
--------------------------------------------------------------------------------------------------
     LAST PAY           12/19           7/06             8/05             3/04           8/03
--------------------------------------------------------------------------------------------------

                                             Class IA-4

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         5.980%         5.938%           5.919%           5.871%         5.819%
--------------------------------------------------------------------------------------------------
     AVG LIFE           22.21           6.58             5.02             3.13           2.24
--------------------------------------------------------------------------------------------------
     DURATION           12.00           5.28             4.22             2.78           2.04
--------------------------------------------------------------------------------------------------
     FIRST PAY          12/19           7/06             8/05             3/04           8/03
--------------------------------------------------------------------------------------------------
     LAST PAY            4/27           6/11             4/08             9/05           5/04
--------------------------------------------------------------------------------------------------

                                             Class IA-5

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         6.600%         6.580%           6.570%           6.537%         6.494%
--------------------------------------------------------------------------------------------------
     AVG LIFE           27.14           11.64            9.18             5.47           3.58
--------------------------------------------------------------------------------------------------
     DURATION           12.36           7.91             6.68             4.45           3.09
--------------------------------------------------------------------------------------------------
     FIRST PAY           4/27           6/11             4/08             9/05           5/04
--------------------------------------------------------------------------------------------------
     LAST PAY            3/29          11/13C           8/11C            4/08C          6/06C
--------------------------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     32

                                 Price/CBE Yield Table (To 10% Call)


                                             Class IA-6

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         6.059%         6.041%           6.039%           6.028%         6.011%
--------------------------------------------------------------------------------------------------
     AVG LIFE            9.93           7.00             6.71             5.69           4.56
--------------------------------------------------------------------------------------------------
     DURATION            7.23           5.50             5.31             4.67           3.88
--------------------------------------------------------------------------------------------------
     FIRST PAY          10/04           10/04           10/04            12/04           2/05
--------------------------------------------------------------------------------------------------
     LAST PAY            9/13           4/11             3/11            4/08C          6/06C
--------------------------------------------------------------------------------------------------

                                             Class IM-1

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         6.534%         6.501%           6.489%           6.459%         6.440%
--------------------------------------------------------------------------------------------------
     AVG LIFE           21.65           8.13             6.61             4.55           3.77
--------------------------------------------------------------------------------------------------
     DURATION           11.14           6.00             5.12             3.79           3.24
--------------------------------------------------------------------------------------------------
     FIRST PAY           8/16           10/05            1/05            11/04          12/04
--------------------------------------------------------------------------------------------------
     LAST PAY            3/29          11/13C           8/11C            4/08C          6/06C
--------------------------------------------------------------------------------------------------

                                             Class IM-2

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         6.938%         6.903%           6.890%           6.858%         6.835%
--------------------------------------------------------------------------------------------------
     AVG LIFE           21.65           8.13             6.61             4.53           3.68
--------------------------------------------------------------------------------------------------
     DURATION           10.76           5.90             5.04             3.73           3.15
--------------------------------------------------------------------------------------------------
     FIRST PAY           8/16           10/05            1/05            10/04          11/04
--------------------------------------------------------------------------------------------------
     LAST PAY            3/29          11/13C           8/11C            4/08C          6/06C
--------------------------------------------------------------------------------------------------

                                              Class IB

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         7.400%         7.355%           7.339%           7.301%         7.277%
--------------------------------------------------------------------------------------------------
     AVG LIFE           19.99           6.99             5.67             3.94           3.31
--------------------------------------------------------------------------------------------------
     DURATION           10.03           5.21             4.43             3.29           2.84
--------------------------------------------------------------------------------------------------
     FIRST PAY           8/16           10/05            1/05            10/04          10/04
--------------------------------------------------------------------------------------------------
     LAST PAY           12/28           5/13             3/11             1/08           4/06
--------------------------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     33

                                 Discount Margin Table (To 10% Call)


                                             Class IIA-1

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price        24.000%         24.000%         24.000%          24.000%        24.000%
--------------------------------------------------------------------------------------------------
     AVG LIFE           20.16           3.29             2.57             1.50           0.97
--------------------------------------------------------------------------------------------------
     FIRST PAY          10/01           10/01           10/01            10/01          10/01
--------------------------------------------------------------------------------------------------
     LAST PAY           8/30C           10/10           11/08             2/06           7/04
--------------------------------------------------------------------------------------------------

                                             Class IIM-1

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price        55.000%         55.000%         55.000%          55.000%        55.000%
--------------------------------------------------------------------------------------------------
     AVG LIFE           26.78           5.96             4.83             3.91           2.97
--------------------------------------------------------------------------------------------------
     FIRST PAY          10/24           10/04           11/04             3/05           7/04
--------------------------------------------------------------------------------------------------
     LAST PAY           8/30C           10/10           11/08             2/06           9/04
--------------------------------------------------------------------------------------------------

                                             Class IIM-2

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price        90.000%         90.000%         90.000%          90.000%        90.000%
--------------------------------------------------------------------------------------------------
     AVG LIFE           26.78           5.96             4.80             3.62           2.99
--------------------------------------------------------------------------------------------------
     FIRST PAY          10/24           10/04           10/04            11/04           9/04
--------------------------------------------------------------------------------------------------
     LAST PAY           8/30C           10/10           11/08             2/06           9/04
--------------------------------------------------------------------------------------------------

                                              Class IIB

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price       170.000%       170.000%         170.000%         170.000%       170.000%
--------------------------------------------------------------------------------------------------
     AVG LIFE           26.25           5.18             4.19             3.26           2.99
--------------------------------------------------------------------------------------------------
     FIRST PAY          10/24          10/04            10/04            10/04           9/04
--------------------------------------------------------------------------------------------------
     LAST PAY           8/30C          10/10            11/08             2/06           9/04
--------------------------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     34


                                 Price/CBE Yield Table (To Maturity)


                                             Class IA-5

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         6.605%         6.625%           6.632%           6.607%         6.507%
--------------------------------------------------------------------------------------------------
     AVG LIFE           27.92          13.44            11.00             6.53           3.68
--------------------------------------------------------------------------------------------------
     DURATION           12.49           8.61             7.50             5.03           3.15
--------------------------------------------------------------------------------------------------
     FIRST PAY           4/27           6/11             4/08             9/05           5/04
--------------------------------------------------------------------------------------------------
     LAST PAY            8/31           5/24            10/20            12/15           2/12
--------------------------------------------------------------------------------------------------

                                             Class IA-6

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         6.059%         6.041%           6.039%           6.034%         6.031%
--------------------------------------------------------------------------------------------------
     AVG LIFE            9.93           7.00             6.71             6.22           5.98
--------------------------------------------------------------------------------------------------
     DURATION            7.23           5.50             5.31             5.00           4.83
--------------------------------------------------------------------------------------------------
     FIRST PAY          10.04          10/04            10/04            12/04           2/05
--------------------------------------------------------------------------------------------------
     LAST PAY            9/13           4/11             3/11             1/11          10/11
--------------------------------------------------------------------------------------------------

                                             Class IM-1

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         6.535%         6.503%           6.492%           6.465%         6.446%
--------------------------------------------------------------------------------------------------
     AVG LIFE           21.88           8.55             7.08             4.87           4.00
--------------------------------------------------------------------------------------------------
     DURATION           11.17           6.17             5.34             3.98           3.40
--------------------------------------------------------------------------------------------------
     FIRST PAY           8/16          10/05             1/05            11/04          12/04
--------------------------------------------------------------------------------------------------
     LAST PAY           12/30          10/16             1/16             5/11           9/08
--------------------------------------------------------------------------------------------------

                                             Class IM-2

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         6.938%         6.904%           6.891%           6.860%         6.838%
--------------------------------------------------------------------------------------------------
     AVG LIFE           21.78           8.38             6.82             4.67           3.80
--------------------------------------------------------------------------------------------------
     DURATION           10.78           5.99             5.14             3.82           3.22
--------------------------------------------------------------------------------------------------
     FIRST PAY           8/16          10/05             1/05            10/04          11/04
--------------------------------------------------------------------------------------------------
     LAST PAY            7/30           8/16             4/14             2/10          10/07
--------------------------------------------------------------------------------------------------

                                              Class IB

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price         7.400%         7.355%           7.339%           7.301%         7.277%
--------------------------------------------------------------------------------------------------
     AVG LIFE           19.99           6.99             5.67             3.94           3.31
--------------------------------------------------------------------------------------------------
     DURATION           10.03           5.21             4.43             3.29           2.84
--------------------------------------------------------------------------------------------------
     FIRST PAY           8/16          10/05             1/05            10/04          10/04
--------------------------------------------------------------------------------------------------
     LAST PAY           12/28           5/13             3/11             1/08           4/06
--------------------------------------------------------------------------------------------------

The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     35


                                 Discount Margin Table (To Maturity)


                                             Class IIA-1

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price        24.027%         25.436%         25.553%          25.828%        24.000%
--------------------------------------------------------------------------------------------------
     AVG LIFE           20.21            3.59            2.80             1.65           0.97
--------------------------------------------------------------------------------------------------
     FIRST PAY          10/01           10/01           10/01            10/01          10/01
--------------------------------------------------------------------------------------------------
     LAST PAY            8/31            9/21           10/17            10/11           7/04
--------------------------------------------------------------------------------------------------

                                             Class IIM-1

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price        55.050%         56.727%         56.779%          56.551%        62.911%
--------------------------------------------------------------------------------------------------
     AVG LIFE           26.88            6.51            5.26             4.18           4.31
--------------------------------------------------------------------------------------------------
     FIRST PAY          10/24           10/04           11/04             3/05           7/04
--------------------------------------------------------------------------------------------------
     LAST PAY            6/31            7/16            6/13             1/09           7/08
--------------------------------------------------------------------------------------------------

                                             Class IIM-2

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price        90.052%         91.680%         91.710%          91.580%        98.390%
--------------------------------------------------------------------------------------------------
     AVG LIFE           26.85            6.27            5.04             3.77           3.75
--------------------------------------------------------------------------------------------------
     FIRST PAY          10/24           10/04           10/04            11/04           1/05
--------------------------------------------------------------------------------------------------
     LAST PAY            4/31            6/14           10/11            12/07          12/05
--------------------------------------------------------------------------------------------------

                                              Class IIB

--------------------------------------------------------------------------------------------------
 Prepayment Speed         0%             80%             100%             150%           200%
--------------------------------------------------------------------------------------------------
   100-00 Price       170.000%       170.000%         170.000%         170.000        174.593%
--------------------------------------------------------------------------------------------------
     AVG LIFE           26.25           5.18             4.19             3.26           3.18
--------------------------------------------------------------------------------------------------
     FIRST PAY          10/24          10/04            10/04            10/04          10/04
--------------------------------------------------------------------------------------------------
     LAST PAY            8/30          10/10            11/08             2/06           1/05
--------------------------------------------------------------------------------------------------


The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     36

                                            Price/CBE Yield Table (To 10% Call)


                                                       Class IA-IO(1)


                                               Notional Balance: $80,000,000

--------------------------------------------------------------------------------------------------------------------------
     Prepayment            0%            80%           100%          150%          200%           250%          300%
        Speed
--------------------------------------------------------------------------------------------------------------------------
  5.4410% Price (3)      4.000%         4.000%        4.000%        4.000%        4.000%         4.000%        4.000%
--------------------------------------------------------------------------------------------------------------------------
      AVG LIFE            0.99           0.99          0.99          0.99          0.99           0.99          0.99
--------------------------------------------------------------------------------------------------------------------------
      DURATION            0.52           0.52          0.52          0.52          0.52           0.52          0.52
--------------------------------------------------------------------------------------------------------------------------
      FIRST PAY           9/02           9/02          9/02          9/02          9/02           9/02          9/02
--------------------------------------------------------------------------------------------------------------------------
      LAST PAY            9/02           9/02          9/02          9/02          9/02           9/02          9/02
--------------------------------------------------------------------------------------------------------------------------





                                                      Class IIA-IO(2)


                                               Notional Balance: $290,000,000

--------------------------------------------------------------------------------------------------------------------------
  Prepayment Speed        0%            80%           100%           150%          200%          250%           300%
--------------------------------------------------------------------------------------------------------------------------
 5.4410% Price (4)      4.000%         4.000%        4.000%         4.000%        4.000%        4.000%        (8.317%)
--------------------------------------------------------------------------------------------------------------------------
      AVG LIFE           0.99           0.99          0.99           0.99          0.99          0.99           0.93
--------------------------------------------------------------------------------------------------------------------------
      DURATION           0.52           0.52          0.52           0.52          0.52          0.52           0.54
--------------------------------------------------------------------------------------------------------------------------
     FIRST PAY           9/02           9/02          9/02           9/02          9/02          9/02           5/02
--------------------------------------------------------------------------------------------------------------------------
      LAST PAY           9/02           9/02          9/02           9/02          9/02          9/02           9/02
--------------------------------------------------------------------------------------------------------------------------


(1) At a prepayment speed of approximately 483%, the yield to 10% call on the Class IA-IO Certificates will be approximately 0%.
(2) At a prepayment speed of approximately 280%, the yield to 10% call on the Class IIA-IO Certificates will be approximately 0%.
(3)  Price is multiplied by notional balance of Class IA-IO.
(4)  Price is multiplied by notional balance of Class IIA-IO.



The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC] JPMorgan                     37